UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on September 6, 2005 to provide information required by Item 9.01, which was excluded from the initial filing in reliance upon Item 9.01(a)(4).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The combined balance sheets as of January 31, 2005 and 2004, and the related combined statements of operations, statements of owners equity and other comprehensive income (loss) and the combined cash flows for each of the three years in the period ended January 31, 2005 of REMEC Wireless Systems (a reportable segment of REMEC, Inc.) are attached hereto as Exhibit 99.1. The condensed combined balance sheets as of July 29, 2005 and January 31, 2005, and the condensed combined statement of operations for the three and six months ended July 29, 2005 and July 30, 2004 and the condensed combined statements of cash flows for the six months ended July 29, 2005 and July 29, 2004 of REMEC Wireless Systems (a reportable segment of REMEC, Inc.) are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information reflecting the acquisition of REMEC Wireless Systems (a reportable segment of REMEC, Inc.) by Powerwave Technologies, Inc. are attached hereto as Exhibit 99.3.

(d)	Exhibits

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
23.1	Consent of Squar, Milner, Reehl & Williamson LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Audited financial statements listed in item 9.01 (a) above.

99.2	Interim financial statements listed in item 9.01 (a) above.

99.3	Pro forma financial statements listed in item 9.01 (b) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERWAVE TECHNOLOGIES, INC
Date: November 21, 2005

	By:	/s/ KEVIN T. MICHAELS
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Squar, Milner, Reehl & Williamson LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Audited financial statements listed in item 9.01 (a) above.

99.2	Interim financial statements listed in item 9.01 (a) above.

99.3	Proforma financial statements listed in item 9.01(b) above.

4